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                                                                   EXHIBIT 10.47
                                                                  EXECUTION COPY

                       CONTRIBUTION, INDEMNIFICATION AND
                            SUBORDINATION AGREEMENT

     THIS CONTRIBUTION, INDEMNIFICATION AND SUBORDINATION AGREEMENT ("Agreement") is made as of this 24th day of October, 1997 among Code-Alarm, Inc., a Michigan corporation ("Code Alarm"), Tessco Group, Inc., a Michigan corporation ("Tessco"), Anes, Inc., a Michigan corporation ("Anes"), Chapman Security Systems, Inc., a Michigan corporation ("Chapman"), Intercept Systems, Inc., a Michigan corporation ("Intercept") (Code Alarm, Tessco, Anes, Chapman and Intercept being sometimes hereinafter collectively referred to as the "Credit Parties" and each individually referred to as a "Credit Party"), and General Electric Capital Corporation as "Agent" for the "Lenders" from time to time party to that certain Credit Agreement of even date herewith among Code Alarm (the "Borrower"), the other Credit Parties, the Agent and the Lenders (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

     1.   Contribution and Indemnification among the Credit Parties.

     (a) Pursuant to the Credit Agreement, the Agent and the Lenders have provided, and from time to time hereafter may provide, Loans and Letters of Credit to and for the benefit of the Borrower.

     (b) As a condition to the Agent's and the Lenders' entering into the Credit Agreement, each of the Credit Parties have guaranteed all of the Obligations under and as defined in the Credit Agreement and each have granted security interests in and liens on substantially all of their properties as security for such guaranty obligations and Obligations pursuant to certain Loan Documents.

     (c) To the extent that any Credit Party shall, under the Loan Documents as a guarantor, pledgor, mortgagor or other third party accommodation party, repay (whether directly or with the proceeds of property constituting Collateral) any of the Obligations (an "Accommodation Payment"), then the Credit Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Credit Parties in an amount, for each of the Credit Parties, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such Credit Party's "Allocable Amount" (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Credit Parties.

     (d) As of any date of determination, the "Allocable Amount" of each Credit Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Credit Party under the Loan Documents without (i) rendering such Credit
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Party "insolvent" within the meaning of Section 101(32) of the Federal
Bankruptcy Code (11 U.S.C. Section 101 et. seq.) (the "Bankruptcy Code"),
Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Credit Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA,
(iii) leaving such Credit Party unable to pay its debts as they mature or become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 6 of the UFCA, or (iv) having any similar result under any other applicable insolvency law.

           (e) The provisions of this Agreement shall, to the extent inconsistent with any provision in any other Loan Document, supersede any such inconsistent provision.

           2.   Subordination of Intercompany Claims Among Credit Parties.
(a) Each Credit Party hereby agrees that, until the payment in full of all Obligations, the termination of the Commitments and the expiration of all Letters of Credit, and without in any way limiting any provisions of any
Guaranty:

           (i) all obligations and claims which are now or hereafter owing to such Credit Party from another Credit Party, including, without limitation, all intercompany loans, advances and other obligations heretofore, now or hereafter made to such Credit Party by the other Credit Parties, including, without limitation, amounts evidenced by the Master Intercompany Demand Note, and all claims arising under the terms of this Agreement (collectively, the "Intercompany Claims"), are hereby subordinated in right of payment to all Obligations of the Credit Parties now existing or hereafter arising under any of the Loan Documents, whether fixed or contingent, matured or unmatured, including, without limitation, all such obligations arising after the filing of a petition in bankruptcy under the Bankruptcy Code, regardless of whether or not allowed under such case or proceeding; provided, however, that Intercompany Claims may be repaid in the ordinary course of the Credit Parties' businesses as conducted on the Closing Date and; provided, further, however, that following the occurrence of an Event of Default and Agent's notice to the Credit Parties of Agent's exercise of its rights under this paragraph, all such payments with respect to the Intercompany Claims shall be paid directly to Agent for application to the Obligations;

           (ii) it shall not, without the written consent of Agent, enforce, or seek to enforce, any right or remedy with respect to the Intercompany Claims or any security therefor, by judicial or administrative action or otherwise, nor shall it file or join the filing of any involuntary petition in bankruptcy, appoint a trustee, receiver, conservator or liquidator of any Credit Party, in each case with respect to its Intercompany Claims, or otherwise initiate or participate in the initiation of any similar proceedings for the benefit of creditors of any Credit Party;



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           (iii)  except as permitted under the proviso of Section 2(a)(i) of this Agreement or under the other Loan Documents, it shall not receive any payments in cash or other property with respect to any Intercompany Claim, whether by payment or set-off;

           (iv) it shall pay over to Agent all amounts received by it in payment of its Intercompany Claims which, pursuant to the terms of this Agreement, it is not entitled to retain, in the precise form in which such amounts are received (with any endorsements thereon as may be required by Agent), for application to the Obligations, and until so paid over, it shall hold such amounts in trust for Agent; and

           (v) in the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of any Credit Party, dissolution, liquidation or any other marshalling of the assets or liabilities of any Credit Party, each other Credit Party will file all claims, proofs of claim or other instruments of similar character necessary to enforce the Intercompany Claims and promptly pay over to Agent in the form received (except for any necessary endorsement) for application to the Obligations any and all moneys, dividends or other assets received in any such proceedings on account of the Intercompany Claims, unless and until the Obligations have been paid in full. If any Credit Party shall fail to take any such action, Agent, as attorney-in-fact for such Credit Party, may take such action on any Credit Party's behalf. Each Credit Party hereby irrevocably appoints Agent, or any of its officers or employees, as the attorney-in-fact for such Credit Party (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Intercompany Claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in Agent's own name or in the name of any Credit Party as Agent may deem necessary or advisable for the enforcement of the agreements contained herein; and each Credit Party will execute and deliver to Agent such other and further powers-of-attorney or instruments as Agent may request in order to accomplish the foregoing.

           (b) If any Credit Party shall have any right under applicable law or otherwise to terminate or revoke the provisions of this Section 2, which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by such Credit Party, is actually received by Agent. Absent the circumstances described in the preceding sentence, this is a continuing agreement of each Credit Party that Agent may continue, at any time and without notice to any Credit Party, to extend credit or other financial accommodations and loan monies to or for the benefit of any Credit Party on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to any of the Obligations which arose prior to receipt thereof or which are created after receipt thereof, if such Obligations were incurred either through readvances by Agent pursuant to Agent's financing arrangements with any Credit Parties, and/or for the purpose of protecting any


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collateral, including, but not limited to, all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by Agent in connection with the Obligations. If, in reliance on this Agreement, Agent makes loans or other advances to or for the benefit of any Credit Party, or take other action under the Loan Documents after such termination or revocation by any Credit Party but prior to the receipt by Lender of said written notice as set forth above, the rights of Lender shall be the same as if such termination or revocation had not occurred.

     (c) All of the Obligations shall be deemed to have been made or incurred in reliance upon this Agreement. Each Credit Party expressly waives all notices not specifically required pursuant to the terms of this Agreement, and each Credit Party expressly waives reliance by Agent upon the subordination and other agreements provided herein. Except as expressly set forth herein, each Credit Party acknowledges that Agent has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of any Loan Documents or the collectibility of the Obligations. Agent shall be entitled to manage and supervise its loans to any Credit Party in accordance with applicable law and Agent's usual practices, modified from time to time as Agent deem appropriate under the circumstances, without regard to the existence of any rights that any Credit Party may now or hereafter have with respect to other Credit Parties, and Agent shall have no liability to any Credit Party for, and each Credit Party hereby waives any claim which any Credit Party may now or hereafter have against, Agent arising out of any and all actions which Agent, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any Collateral or proceeds thereof, actions with respect to the occurrence of any Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Collateral or proceeds thereof, and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) with respect to any Loan Documents or to the collection of the Obligations or the valuation, use, protection or release of any Collateral or proceeds thereof, and/or other security for the Obligations.

     3. Governing Law. This Agreement shall be construed and enforced and the rights and duties of the parties shall be in all respects governed by and in accordance with the internal laws and decisions (as opposed to the conflict of laws provisions) of the State of Illinois.

     4. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement.

     5. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                                    * * * *






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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                     CODE-ALARM, INC.



                                     By: /s/ Rand Mueller
                                        -----------------------------------
                                         Name: Rand Mueller
                                               ----------------------------
                                         Title: President
                                               ----------------------------


                                     TESSCO GROUP, INC.



                                     By: /s/ Rand Mueller
                                        -----------------------------------
                                         Name: Rand Mueller
                                               ----------------------------
                                         Title: President
                                               ----------------------------

                                     ANES, INC.



                                     By: /s/ Rand Mueller
                                        -----------------------------------
                                         Name: Rand Mueller
                                               ----------------------------
                                         Title: President
                                               ----------------------------

                                     CHAPMAN SECURITY SYSTEMS, INC.


                                     By: /s/ Rand Mueller
                                        -----------------------------------
                                         Name: Rand Mueller
                                               ----------------------------
                                         Title: President
                                               ----------------------------

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                                     INTERCEPT SYSTEMS, INC.



                                     By: /s/ Rand Mueller
                                        -----------------------------------
                                         Name: Rand Mueller
                                               ----------------------------
                                         Title: President
                                               ----------------------------

Agreed and Accepted as of
this 24th day of October, 1997:


GENERAL ELECTRIC CAPITAL CORPORATION
 as the Agent


By:  /s/ Timothy S. Van Kirk
    ----------------------------------
    Name: Timothy S. Van Kirk
         -----------------------------
    Title: Duly Authorized Signatory
          ----------------------------